ACQUISITIONS AND DIVESTITURES	3 Months Ended
Mar. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
ACQUISITIONS AND DIVESTITURES	ACQUISITIONS AND DIVESTITURES
Vegetables Exit Process
On January 30, 2023, Dole entered into the Fresh Express Agreement, pursuant to which Fresh Express agreed to acquire the Fresh Vegetables division for approximately $293.0 million in cash, subject to certain adjustments set forth in the Fresh Express Agreement. On March 27, 2024, the Fresh Express Agreement was terminated due to a failure to obtain regulatory approval, and Dole announced that it is in the process of pursuing alternative transactions through which it will exit the Fresh Vegetables business. As of March 31, 2024, the Company believes it will complete the Vegetables exit process within the next 12 months.
The Fresh Vegetables division comprises substantially all of the assets and all of the liabilities of the former Fresh Vegetables reportable segment. Certain assets of the Fresh Vegetables reportable segment that are excluded from the exit process are not material, individually or in the aggregate.
The Company determined that exiting the Fresh Vegetables business represents a strategic shift that will have a material effect on the Company’s operations and results. As such, the results of the Fresh Vegetables division have been classified as discontinued operations in the condensed consolidated statements of operations for the periods presented, and its related assets and liabilities have been classified as held for sale in the condensed consolidated balance sheets as of March 31, 2023 and onwards. As a result, depreciation on property, plant and equipment and amortization on operating lease right-of-use assets have ceased as of March 31, 2023. Additionally, its cash flows have been separately stated as discontinued operations in the condensed consolidated statements of cash flows for all periods presented.
Upon exiting the business, Dole does not anticipate having significant continuing involvement with the Fresh Vegetables division with the possible exception of limited transition service arrangements that, if they occur, are not expected to be material to Dole’s continuing operations.
The following tables present the results of the Fresh Vegetables division as reported in loss from discontinued operations, net of income taxes, in the condensed consolidated statements of operations and the carrying value of assets and liabilities as presented within assets and liabilities held for sale in the condensed consolidated balance sheets.

	Three Months Ended
	March 31, 2024	March 31, 2023

	(U.S. Dollars in thousands)
Revenues, net	$290,290	$294,882
Cost of sales	(261,530)	(288,727)
Gross profit	28,760	6,155
Selling, marketing, general and administrative expenses	(11,517)	(14,177)
Transaction and other operating costs	(455)	(1,500)
Loss on asset sales	(221)	—
Operating income (loss) from discontinued operations	16,567	(9,522)
Other income, net	9	53
Net interest expense[1]	(1,437)	(239)
Income (loss) from discontinued operations before income taxes	15,139	(9,708)
Income tax expense	(21,281)	(4,872)
Loss from discontinued operations attributable to noncontrolling interests	91	74
Loss from discontinued operations, net of income taxes	$(6,051)	$(14,506)
[1] Net interest expense presented within discontinued operations is net of interest income and includes the estimated allocated interest expense related to the estimated portion of Term Loan A and Term Loan B required to be repaid if the Vegetables exit process occurs. See Note 12 “Debt” for further detail.

	March 31, 2024	December 31, 2023

ASSETS	(U.S. Dollars in thousands)
Cash and cash equivalents	$206	$1,425
Current receivables, net[1]	9,036	15,633
Inventories, net	34,696	35,266
Prepaid expenses and other current assets	3,347	5,724
Property, plant and equipment, net	230,220	230,292
Operating lease right-of-use assets	109,039	107,390
Other noncurrent assets	19,189	18,727
Total Fresh Vegetables assets held for sale	$405,733	$414,457
LIABILITIES
Accounts payable	$73,685	$69,998
Accrued and other current liabilities	79,659	82,019
Operating lease liabilities	84,082	87,477
Deferred income tax liabilities	50,536	34,005
Other long-term liabilities	17,791	17,843
Total Fresh Vegetables liabilities held for sale	$305,753	$291,342
[1]Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions described in Note 8 “Receivables and Allowances for Credit Losses.” Upon exiting the Fresh Vegetables business, Fresh Vegetables’ position under the facility will be settled.
Sale of Progressive Produce
On February 27, 2024, Dole entered into a definitive agreement with PTF Holdings, LLC (“PTF Holdings”) pursuant to which Dole agreed to sell its 65.0% stake in Progressive Produce (the “Progressive Produce business”) to PTF Holdings for gross proceeds of $120.3 million in cash (the “Progressive Transaction”). On March 13, 2024, Dole completed the Progressive Transaction. The Progressive Produce business was reported within the Diversified Fresh Produce – Americas and the Rest of World (“Diversified Fresh Produce – Americas and ROW”) reportable segment. As a result of the sale, Dole recognized a gain on the sale of $74.0 million, included within gain on the disposal of business in the condensed consolidated statements of operations. The carrying amount of net assets sold amounted to $41.9 million, including allocated goodwill of $36.0 million. Associated transaction costs were not material. The proceeds from the sale were utilized primarily for the pay down of debt. See Note 20 “Subsequent Events” for additional detail.
Other Acquisitions and Divestitures
The Company normally engages in acquisitions to grow its business and product offerings. Other acquisitions and divestitures in the three months ended March 31, 2024 and March 31, 2023 were not material. In the three months ended March 31, 2024 and March 31, 2023, total goodwill acquired was $0.7 million and $3.3 million, respectively, and was assigned to the Diversified Fresh Produce – EMEA reportable segment. There were no gains or losses recorded for other acquisition activity in either period.